MERRILL LYNCH FUNDS FOR INSTITUTIONS SERIES
Merrill Lynch Premier Institutional Fund
Merrill Lynch Institutional Fund
Merrill Lynch Government Fund
Merrill Lynch Treasury Fund
Merrill Lynch Institutional Tax-Exempt Fund

Supplement dated March 12, 2007 to the
Prospectus dated October 2, 2006

Effective immediately, the section
 entitled "How Shares are Priced"
 in the Funds Prospectus is amended
 to delete the second and third
sentences in the first paragraph
 and replace them with the following:

The amortized cost method is used
 in calculating each Fund's net asset
 value, meaning that the calculation is
 based on a valuation of the assets
held by the Fund at cost, with an
adjustment for any discount or
premium on a security at the time of purchase.





Code #FFI-SER-PR-0307SUPR